Exhibit 10.61
FIRST AMENDMENT TO LOAN AGREEMENT
     This First Amendment to Loan Agreement (this “First Amendment”) is effective as of the 23rd day of December, 2008, by and between DIVERSICARE AFTON OAKS, LLC, a Delaware limited liability company (the “Afton Oaks Borrower”), DIVERSICARE BRIARCLIFF, LLC, a Delaware limited liability company (the “Briarcliff Borrower”), DIVERSICARE CHISOLM, LLC, a Delaware limited liability company (the “Chisolm Borrower”), DIVERSICARE HARTFORD, LLC, a Delaware limited liability company (the “Hartford Borrower”), DIVERSICARE HILLCREST, LLC, a Delaware limited liability company (the “Hillcrest Borrower”), DIVERSICARE PINEDALE, LLC, a Delaware limited liability company (the “Newport Borrower”) and DIVERSICARE WINDSOR HOUSE, LLC, a Delaware limited liability company (the “Windsor Borrower”; the Afton Oaks Borrower, the Briarcliff Borrower, the Chisolm Borrower, the Hartford Borrower, the Hillcrest Borrower, the Newport Borrower and the Windsor Borrower, together with their successors and/or assigns, may be referred to collectively herein as the “Borrowers” or individually as a “Borrower”), and CAPMARK FINANCE INC., a California corporation (together with its successors and assigns, the “Lender”).
Recitals
     A. The Borrowers and the Lender executed that certain Loan Agreement dated August 7, 2006 (the “Loan Agreement”; capitalized terms not further defined herein shall have the meaning assigned to them in the Loan Agreement) governing a loan in the original principal amount of $30,625,000.00 (the “Loan”).
     B. The Borrowers have requested that the Lender modify certain provisions of the Loan Agreement. The Lender has agreed to such requests on certain conditions, one of which is the execution of this Amendment by the Borrowers.
Agreement
          NOW, THEREFORE, in consideration of the Recitals, the Borrower and the Lender hereby amend the Loan Agreement as follows:
     1. Section 4.15 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
     “4.15 Occupancy. Beginning with the quarter ending December 31, 2008, maintain or cause to be maintained at all times, a daily average annual combined occupancy for the Facilities, as tested quarterly (on the basis of a calendar year), of eighty percent (80%) or more (based on the number of available beds at the Facilities). Notwithstanding anything in the preceding sentence to the contrary, if the daily average annual combined occupancy for the Facilities, as tested quarterly (on the basis of a calendar year), drops below eighty-percent (80%) or more (based on the number of available beds at the Facilities), commencing with the quarter ending December 31, 2008, the Lender shall not declare an Event of Default so long as the daily average annual combined occupancy for the Facilities, as tested quarterly (on the basis of a calendar year), is seventy-five percent (75%) or more (based on the number of available beds at the Facilities) and the Combined Debt Service Coverage for the Facilities, after deduction of Assumed Management Fees and Actual Cost of Professional and General Liability and before the provision (benefit) for self-insured professional and general liability to the extent deducted in determining net income, based on a rolling twelve (12) month period, tested quarterly, is not less than 1.4 to 1.0. For purposes of this Section 4.15, the minimum number of available beds at the Facilities must remain at or in excess of the number of beds set forth on Schedule 4.15 herein.”
     2. Borrowers shall be prohibited from altering the number of licensed beds as set forth in Article I of the Loan Agreement or available beds as set forth on Schedule 4.15 herein without the prior written consent of Lender in its sole discretion.
     Except as expressly amended hereby, all other terms and conditions of the Loan Agreement shall remain unchanged and shall continue in full force and effect.
     The Borrower represents that (a) no Event of Default has occurred that is continuing on the date hereof; and (b) the representations and warranties included in Article III of the Loan Agreement are as true and correct on the date hereof as when originally made, except as such representation or warranty expressly relates to an earlier date.

     IN WITNESS WHEREOF, the Borrower and the Lender have caused this First Amendment to be executed by their duly authorized respective representatives as of the date set forth above.

WITNESSES:	BORROWER:

DIVERSICARE AFTON OAKS, LLC, a
Delaware limited liability company
/s/ Jacqueline Reed
	By:	Diversicare Leasing Corp., a
Jacqueline Reed		Tennessee corporation, its sole
[Print Name]		member

		By:	/s/ L. Glynn Riddle

L. Glynn Riddle,
its Chief Financial Officer

DIVERSICARE BRIARCLIFF, LLC, a
Delaware limited liability company
/s/ Jacqueline Reed
	By:	Diversicare Leasing Corp., a
Jacqueline Reed		Tennessee corporation, its sole
[Print Name]		member

		By:	/s/ L. Glynn Riddle

L. Glynn Riddle,
its Chief Financial Officer

DIVERSICARE CHISOLM, LLC, a
Delaware limited liability company
/s/ Jacqueline Reed
	By:	Diversicare Leasing Corp., a
Jacqueline Reed		Tennessee corporation, its sole
[Print Name]		member

		By:	/s/ L. Glynn Riddle

L. Glynn Riddle,
its Chief Financial Officer

DIVERSICARE HARTFORD, LLC, a
Delaware limited liability company
/s/ Jacqueline Reed
	By:	Diversicare Leasing Corp., a
Jacqueline Reed		Tennessee corporation, its sole
[Print Name]		member

		By:	/s/ L. Glynn Riddle

L. Glynn Riddle,
its Chief Financial Officer

DIVERSICARE HILLCREST, LLC, a
Delaware limited liability company
/s/ Jacqueline Reed
	By:	Diversicare Leasing Corp., a
Jacqueline Reed		Tennessee corporation, its sole
[Print Name]		member

		By:	/s/ L. Glynn Riddle

L. Glynn Riddle,
its Chief Financial Officer

DIVERSICARE PINEDALE, LLC, a
Delaware limited liability company
/s/ Jacqueline Reed
	By:	Diversicare Leasing Corp., a
Jacqueline Reed		Tennessee corporation, its sole
[Print Name]		member

		By:	/s/ L. Glynn Riddle

L. Glynn Riddle,
its Chief Financial Officer

DIVERSICARE WINDSOR HOUSE,
LLC, a Delaware limited liability company
/s/ Jacqueline Reed
	By:	Diversicare Leasing Corp., a
Jacqueline Reed		Tennessee corporation, its sole
[Print Name]		member

		By:	/s/ L. Glynn Riddle

L. Glynn Riddle,
its Chief Financial Officer

LENDER: CAPMARK FINANCE INC., a California corporation
/s/ Laura Y. McDonald
By:	Laura Y. McDonald
Its:	Senior Vice Presiden